                                                                    EXHIBIT 21
                                                                   Page 1 of 2


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company


                                                                                   STATE OR                   PERCENTAGE
                                                                                 JURISDICTION                 OF VOTING
                                                                                 UNDER LAWS OF                SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                             WHICH ORGANIZED                OWNED
-----------------------------------                                             ---------------               ----------
Union Planters Corporation (Registrant)                                         Tennessee
Union Planters Holding Corporation (a)                                          Tennessee                     100.00%
  Union Planters Bank, National Association (b)                                 United States                 100.00%
         Planters Investment Corporation, Inc. (c)                              Arkansas                      100.00%
         Leader Enterprises, Inc. (c) (g)                                       Tennessee                     100.00%
         Leader Services, Inc. (c) (g)                                          Tennessee                     100.00%
         Leader Federal Mortgage, Inc. (c) (g)                                  Tennessee                     100.00%
             ASMI, LLC (d)                                                      Indiana                        50.00%
         Leader Leasing, Inc. (c)                                               Delaware                      100.00%
         Leader Funding Corporation III (c)                                     Delaware                      100.00%
         Magna Insurance Company (c)                                            Mississippi                   100.00%
         PFIC Corporation (c)                                                   Tennessee                     100.00%
              PFIC Securities Corporation (e)                                   Tennessee                     100.00%
              PFIC Alabama Agency, Inc. (e)                                     Alabama                       100.00%
              PFIC Georgia Agency, Inc. (e)                                     Georgia                       100.00%
              PFIC Agency New Mexico, Inc. (e)                                  New Mexico                    100.00%
              PFIC Corporation of Kentucky (e)                                  Kentucky                      100.00%
              PFIC Agency, Inc. (e)                                             Illinois                      100.00%
              PFIC Arkansas Agency, Inc. (e)                                    Arkansas                      100.00%
              PFIC Mississippi Agency, P.C. (e)                                 Mississippi                   100.00% indirectly
              PFIC Mississippi Agency, Inc. (e)                                 Mississippi                   100.00%
              PFIC Michigan Agency, Inc. (e)                                    Michigan                      100.00%
              PFIC Wisconsin Agency, Inc. (e)                                   Wisconsin                     100.00%
              PFIC Louisiana Agency, Inc. (e)                                   Louisiana                     100.00%
              PFIC Missouri Agency, Inc. (e)                                    Missouri                      100.00%
              PFIC Virginia Agency, Inc. (e)                                    Virginia                      100.00%
              PFIC Oregon Agency, Inc. (e)                                      Oregon                        100.00%
              PFIC Ohio Agency, Inc. (e)                                        Ohio                          100.00%
              PFIC Nevada Agency, Inc. (e                                       Nevada                        100.00%
              PFIC New York Agency, Inc. (e)                                    New York                      100.00%
              PFIC Tennessee Agency, Inc. (e)                                   Tennessee                     100.00%
              Navigator Agency Incorporated (e)                                 Texas                         100.00% indirectly
         Union Planters Mortgage Finance Corporation (c)                        Delaware                      100.00%
         First North Central Insurance, Inc. (c and g)                          Arkansas                      100.00%
         Colonial Loan Association (c)                                          Tennessee                     100.00%
         Union Planters Insurance Agency, Inc. (c)                              Tennessee                     100.00%
         Magna Mortgage Company (c)                                             Mississippi                   100.00%
         Union Planters Insurance Agency of Mississippi, Inc. (c)               Mississippi                   100.00%
         Capital Equity Corporation (c)                                         Louisiana                     100.00%
         First Financial Automation, Inc. (c)                                   Missouri                      100.00%
         First Savings Financial Corporation (c)                                Missouri                      100.00%
         Millcreek Development Partnership, LP (c)                              Tennessee                      49.50%
         Planters Life Insurance Company (c)                                    Arizona                       100.00%
  Union Planters Bank of Florida (b)                                            Florida                       100.00%
         Capital Finance Group, Inc. (j)                                        Florida                       100.00%
         Capital Insurance Group, Inc. (j)                                      Florida                       100.00%
         Villages at Imperial Lakes, Inc. (j)                                   Florida                       100.00%
         Cap Holdings, Inc. (j and g)                                           Florida                       100.00%
         Bay Estates, Inc. (j and g)                                            Florida                       100.00%
         Cap Personalty, Inc. (j)                                               Florida                       100.00%
         Cap Realty, Inc. (j)                                                   Florida                       100.00%
         Cap Harbor, Inc. (j and g)                                             Florida                       100.00%
         Cap Temp, Inc. (j and g)                                               Florida                       100.00%
         Cap Properties, Inc. (j and g)                                         Texas                         100.00%
         Colonial Apartments LTD (j)                                            Florida                        98.00%
         Interdevco, Inc. (j)                                                   Florida                        40.00%
         Capital Factors Holding, Inc. (j)                                      Florida                        81.00%
              Capital Factors, Inc. (k)                                         Florida                       100.00%
                  CF Funding Corp. (l)                                          Delaware                      100.00%
                  Capital Tempfunds, Inc. (l)                                   North Carolina                100.00%
              CF One, Inc. (k)                                                  Delaware                      100.00%
              CF Investor Corp. (k)                                             Delaware                      100.00%
                  CF Two, LLC (m)                                               Delaware                      100.00%

                                                                      EXHIBIT 21
                                                                     Page 2 of 2

UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company


                                                                                   STATE OR              PERCENTAGE
                                                                                 JURISDICTION            OF VOTING
                                                                                 UNDER LAWS OF           SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                             WHICH ORGANIZED             OWNED
-----------------------------------                                             ---------------          ----------
Selmer Bank and Trust Co. (a)                                                   Tennessee                100.00%
Franklin Financial Group, Inc. (a)                                              Tennessee                100.00%
  Union Planters Bank of the Lakeway Area (f)                                   Tennessee                100.00%
Union Planters Bank of Northwest Tennessee FSB (a)                              United States            100.00%
Union Planters Investment Bankers Corporation (a and g)                         Tennessee                100.00%
  Union Planters Investment Bankers Group, Inc. (i and g)                       Tennessee                100.00%
  UMIC, Inc. (i and g)                                                          Tennessee                100.00%
  UMIC Securities Corporation (i and g)                                         Tennessee                100.00%
Southwestern Investment Company (a and g)                                       Tennessee                100.00%
Tennessee Equity Mortgage Corporation (a and g)                                 Tennessee                100.00%
Guardian Realty Company (a and g)                                               Alabama                  100.00%
Union Planters Capital Trust A (a)                                              Delaware                 100.00%







(a)  Subsidiary of Union Planters Corporation
(b)  Subsidiary of Union Planters Holding Corporation
(c)  Subsidiary of Union Planters Bank, National Association
(d)  Subsidiary of Leader Federal Mortgage, Inc.
(e)  Subsidiary of PFIC Corporation
(f)  Subsidiary of Franklin Financial Group
(g)  Inactive Subsidiary
(h)  Subsidiary of Union Planters Bank of the Lakeway Area
(i)  Subsidiary of Union Planters Investment Bankers Corporation
(j)  Subsidiary of Union Planters Bank of Florida
(k)  Subsidiary of Capital Factors Holding, Inc.
(l)  Subsidiary of Capital Factors, Inc.
(m)  Subsidiary of CF Investor Corp.